SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): September 10, 2003

LEVI STRAUSS & CO.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-36234 (Commission File Number)	94-0905160 (I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(415) 501-6000

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release of Standard & Poor’s Ratings Services dated September 10, 2003.

ITEM 9.	REGULATION FD DISCLOSURE

On September 10, 2003, Standard & Poor’s Ratings Services (“S&P”) issued a press release regarding its decision to lower our corporate credit rating to “B” from “BB-”. Attached hereto as Exhibit 99.1 is a copy of S&P’s press release dated September 10, 2003 titled “Levi Strauss & Co. Ratings Lowered; Outlook Stable”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE: September 12, 2003	By:	/s/ William B. Chiasson
	Name: Title:	William B. Chiasson Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Standard & Poor’s Ratings Services dated September 10, 2003.